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News Release HPE Announces Details for Expected Completion of Spin-Off and Merger of its Software Business

Editorial contact

Kate Holderness
Hewlett Packard Enterprise
corpmediarelations@hpe.com

HPE Investor Relations
Investor.relations@hpe.com

PALO ALTO, Calif., August 4, 2017 - Hewlett Packard Enterprise Company (NYSE: HPE) (“HPE”) today announced that its Board of Directors has set the close of business on August 21, 2017 as the record date for the proposed spin-off of Seattle SpinCo, Inc., which will hold HPE’s software business (“Seattle”).

Subject to the satisfaction of the remaining conditions to the spin-off, on the distribution date for the spin-off, HPE will distribute to HPE stockholders one share of Class A common stock of Seattle the “Seattle common stock”) for each share of HPE common stock held as of the close of business on the record date. As previously announced, immediately following the spin-off, a wholly owned subsidiary of Micro Focus International plc (“Micro Focus”) will merge with and into Seattle, and Seattle will continue as the surviving company and a wholly owned subsidiary of Micro Focus.

In the merger, each share of Seattle common stock outstanding immediately prior to the merger will be automatically converted into the right to receive a number of American Depositary Shares of Micro Focus (each representing one ordinary share of Micro Focus) such that immediately following the merger, these newly issued American Depositary Shares will, in the aggregate, represent 50.1% of the Micro Focus ordinary shares on a fully diluted basis. The balance of the then-outstanding Micro Focus ordinary shares will be held by pre-merger shareholders of Micro Focus.

The spin-off and the merger are currently expected to occur on September 1, 2017.

Two-Way Trading to Begin for HPE Common Stock on the NYSE
HPE has been advised by the New York Stock Exchange (the “NYSE”) that beginning prior to the spin-off and continuing through the business day immediately preceding the closing date of the merger, there will be two markets in HPE common stock on the NYSE: a “regular way” market and an “ex-distribution” market. During this period of two-way trading in HPE common stock, an HPE stockholder may also sell the Micro Focus American Depositary Shares that will be issued in respect of the shares of Seattle common stock that are distributed in the spin-off. These trading options are outlined in further detail below.

HPE
If, during the period of two-way trading, an HPE stockholder sells shares of HPE common stock in the “regular way” market (under HPE’s NYSE symbol, “HPE”), that stockholder will sell both shares of HPE common stock and the right to receive shares of Seattle common stock in the spin-off (and, consequently, Micro Focus American Depositary Shares in the merger).

HPE WI
If, during the period of two-way trading, an HPE stockholder sells shares of HPE common stock in the “ex-distribution” market (under the temporary NYSE symbol “HPE WI”), that stockholder will sell only shares of HPE common stock and will retain the right to receive shares of Seattle common stock in the spin-off (and, consequently, Micro Focus American Depositary Shares in the merger).

MFGP WI
An HPE stockholder also may also sell the right to receive the Micro Focus American Depositary Shares that will be issued in respect of the shares of Seattle common stock that are distributed in the spin-off, while retaining shares of HPE common stock. This option will be available under the temporary NYSE symbol “MFGP WI”.

Trades under the symbols “HPE WI” and “MFGP WI” will settle after the closing date of the merger. If the merger is not completed, all trades under these temporary symbols will be cancelled.

In all cases, investors should consult with their financial advisors regarding the specific implications of selling shares of HPE common stock or the right to receive shares of Seattle common stock in the spin-off (and, consequently, Micro Focus American Depositary Shares in the merger) before the closing date of the merger.

Additional details about the spin-off and the merger may be found in the registration statement on Form 10 filed by Seattle with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the spin-off, which includes an information statement filed as Exhibit 99.1, available at http://www.sec.gov.

About Hewlett Packard Enterprise
HPE is an industry-leading technology company that enables customers to go further, faster. With the industry’s most comprehensive portfolio, spanning the cloud to the data center to workplace applications, our technology and services help customers around the world make IT more efficient, more productive and more secure.

Forward Looking Statements
Information set forth in this press release (including information incorporated by reference in this press release), oral statements made regarding the spin-off or the merger (together, the “Transaction”), and other information published by Micro Focus, HPE or Seattle may contain certain statements about Micro Focus, HPE and Seattle that constitute or are deemed to constitute "forward-looking statements" (including within the meaning of the U.S. Private Securities Litigation Reform Act of 1995). The forward-looking statements contained in this announcement may include, but are not limited to, statements about the expected effects on Micro Focus, HPE and Seattle of the Transaction, the anticipated timing and benefits of the Transaction, Micro Focus' and Seattle's anticipated standalone or combined financial results and outlooks and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words "targets", "plans", "believes", "expects", "intends", "will", "likely", "may", "anticipates", "estimates", "projects", "should", "would", "expect", "positioned", "strategy", "future" or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Micro Focus, HPE or Seattle (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. As such, forward-looking statements should be construed in light of such factors. Neither Micro Focus, HPE nor Seattle, nor any of their respective associates or directors, proposed directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur or that if any of the events occur, that the effect on the operations or financial condition of Micro Focus, HPE or Seattle will be as expressed or implied in such forward-looking statements. Forward-looking statements contained in this announcement based on past trends or activities should not be taken as a representation that such trends or activities will necessarily continue in the future. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Micro Focus' and HPE's ability to complete the Transaction on the anticipated terms and schedule; the tax treatment of the Transaction, risks relating to any unforeseen liabilities of Micro Focus or Seattle; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects of Micro Focus, Seattle and the resulting combined company; business and management strategies and the expansion and growth of the operations of Micro Focus, Seattle and the resulting combined company; the ability to successfully combine the business of Micro Focus and Seattle and to realize expected operational improvement from the Transaction; the effects of government regulation on the businesses of Micro Focus, Seattle or the combined company; the risk that disruptions from the Transaction will impact Micro Focus' or Seattle's business; and Micro Focus', Seattle's or HPE's plans, objectives, expectations and intentions generally. Additional factors can be found under the caption "Risk Factors" in the information statement that forms a part of the registration statement on Form 10 filed by Seattle with the SEC in connection with the spin-off and in HPE's Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent Quarterly Reports on Form 10-Q. For a discussion of important factors which could cause actual results to differ from forward-looking statements relating to Micro Focus, refer to Micro Focus' Annual Report and Accounts 2016. It is however noted that it is not possible to predict or identify all such factors. Consequently, while the list of factors presented or referred to here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Forward-looking statements included herein are made as of the date hereof.

Subject to any requirement under applicable law, none of Micro Focus, HPE or Seattle undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future/subsequent events or otherwise. Investors should not place undue reliance on forward-looking statements, which speak only as of the date of this announcement.

Additional Information and Where to Find It
This communication is not for release, publication or distribution, in whole or in part, in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction. This communication is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities of Micro Focus or Seattle in any jurisdiction in contravention of applicable law. Micro Focus has published a circular and prospectus in connection with the Transaction and any decision in respect of, or other response to, the Transaction should be made on the basis of the information contained in such documents. This communication does not constitute a prospectus or prospectus equivalent document.

No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Transaction, Micro Focus has filed with the SEC a registration statement on Form F-4 and Seattle has filed with the SEC a registration statement on Form 10, both of which registration statements include an information statement/prospectus.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, INCLUDING THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MICRO FOCUS, SEATTLE AND THE TRANSACTION. Investors and security holders may obtain the registration statements and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov. These documents can also be obtained free of charge from HPE by directing a written request to HPE at Hewlett Packard Enterprise Company, 3000 Hanover Street, Palo Alto, California 94304, Attention: Investor Relations, or by calling (650) 857-2246.

Overseas Jurisdictions
The release, publication or distribution of this communication in jurisdictions other than the United States or the United Kingdom, and the ability of shareholders located outside of these jurisdictions to participate in the Transaction, may be restricted by law and therefore any persons who are subject to the laws of any other jurisdiction should inform themselves about, and observe any applicable legal or regulatory requirements.